SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) JANUARY 24, 1996
                                                         ----------------

                             BIO-LOGIC SYSTEMS CORP.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                              -------------------
                 (State or other jurisdiction of incorporation)


        0-12231                                           36-3025678
-----------------------                      ---------------------------------
(Commission File Number)                     (IRS Employer Identification No.)



              ONE BIO-LOGIC PLAZA, MUNDELEIN, ILLINOIS    60060
--------------------------------------------------------------------------------
              (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code   (708) 949-5200
                                                     --------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) Effective January 24, 1996, Bio-Logic Systems Corp. (the "Registrant") dismissed Deloitte & Touche LLP ("Deloitte"), the Registrant's principal independent accountants. Also effective January 24, 1996, the Registrant engaged Grant Thornton LLP as its new principal independent accountants to audit the Registrant's financial statements.

         (b) Deloitte's report on the financial statements of the Registrant for each of the two fiscal years in the period ended February 28, 1995 contained no adverse opinion or disclaimer of opinion, nor was it modified as to audit scope or accounting principles.

         (c) The Registrant's Board of Directors authorized the Registrant to pursue a change in auditors at a meeting held on January 24, 1996.

         (d) Since the Registrant's engagement of Deloitte as its principal independent accountants, there have been no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

         (e) The letter of Deloitte is enclosed herewith.

         (f) During each of the Registrant's two fiscal years in the period ended February 28, 1995 and subsequent thereto, there have been no consultations with the newly engaged accountants with regard to either the application of accounting principles as to any specific transaction, either completed or proposed, the type of audit opinion that would be rendered on the Registrant's financial statements, or any matter of disagreement with the Registrant's former accountants, Deloitte.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (b)      Exhibits.

                  The following exhibits are filed with this report on Form 8-K:

                  16 Letter of Deloitte & Touche LLP regarding change in certifying accountant



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
                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              BIO-LOGIC SYSTEMS CORP.

                                              By: /S/ GABRIEL RAVIV
                                                  ---------------------------
                                                   Gabriel Raviv
                                                   President

Date:  January 31, 1996




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

                                  EXHIBIT INDEX




EXHIBIT                                                               PAGE
  NO.                               DESCRIPTION                        NO.
-------                           ---------------                    ------

  16          Letter of Deloitte & Touche LLP regarding change         5
              in certifying accountant







                                        4